UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June  21, 2006 (June 19, 2006)

NEOPHARM, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-90516	51-0327886
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

1850 Lakeside Drive, Waukegan, Illinois 60085
(Address of principal executive offices) (Zip Code)

(847) 887-0800
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

TABLE OF CONTENTS

         Item 1.01. Entry into a Material Definitive Agreement.

         Item 9.01. Financial Statements and Exhibits.

SIGNATURE

INDEX TO EXHIBITS

Exhibit 10.1

Exhibit 10.2

Exhibit 10.3

Exhibit 10.4

Exhibit 99.1

Exhibit 99.2

Item 1.01. Entry into a Material Definitive Agreement.

(a)    (1) The NeoPharm, Inc. 2006 Employee Stock Purchase Plan

At the Annual Meeting of Shareholders of NeoPharm, Inc. (the “Company”) held on June 19, 2006 (the “2006 Annual Meeting”), the NeoPharm, Inc. 2006 Employee Stock Purchase Plan (the “Stock Purchase Plan”) was approved by the Company’s shareholders. The following description of the Stock Purchase Plan is qualified in its entirety by reference to the actual terms of the Stock Purchase Plan, which is filed with this Current Report on Form 8-K as Exhibit 10.1.  Terms not otherwise defined herein shall have the meaning provided in the Stock Purchase Plan.

The Stock Purchase Plan provides a means for employees of the Company and any subsidiary of the Company designated for participation in the Stock Purchase Plan to authorize payroll deductions on a voluntary basis to be used for the periodic purchase of shares of the Common Stock of the Company.  All employees participating in the Stock Purchase Plan have equal rights and privileges. Under the Stock Purchase Plan, eligible employees are able to purchase shares of Common Stock at a price (the “Purchase Price”) equal to 85% of the fair market value of the shares of Common Stock of the Company at the beginning or end of the applicable offering period, whichever is lower.

The maximum number of shares of Common Stock that may be purchased under the Stock Purchase Plan is 100,000, subject to adjustment for changes in the capitalization of the Company.

The Stock Purchase Plan is administered by the Board of Directors (the “Board”) of the Company or one of its committees.  Under the Board’s current structure, the Board has designated the Compensation Committee of the Board (the “Committee”) to administer the Stock Purchase Plan.  The Committee administers procedures through which eligible employees may enroll in the Stock Purchase Plan and pursuant to which shares of Common Stock are purchased. The Stock Purchase Plan provides that each offering period (other than the first offering period) will consist of three calendar months (each an “Offering Period”).  The first Offering Period, which commenced January 1, 2006, is six (6) months long, and is scheduled to terminate June 30, 2006.

Any employee, including any employee serving as an officer or director of the Company (but excluding any employee who, after the grant of the purchase option, owns 5% or more of the Common Stock of the Company), employed on the first day of an Offering Period (the “Entry Date”) and who is customarily employed by the Company or any designated subsidiary for at least 20 hours per week and for more than five months in a calendar year, is eligible to participate in the Stock Purchase Plan as of such Entry Date.

An employee of the Company who is eligible to participate in the Stock Purchase Plan may enroll in the Stock Purchase Plan by completing and submitting, at least ten (10) days prior to an Entry Date, a completed payroll deduction authorization.  An eligible participant may authorize payroll deductions from “compensation” received from the Company of up to a maximum of fifteen percent (15%) of such participant’s compensation received during the Offering Period or such shorter period during which deductions from payroll are made (“compensation,” for this purpose, includes any moneys reportable on the employee’s federal tax withholding statement).  Deductions are not commingled with other corporate funds.  No interest is paid or credited to the participant with respect to such payroll deductions.  The Company maintains a separate bookkeeping account for each participant under the Stock Purchase Plan and the amount of each participant’s payroll and other deductions is credited to such account.  A participant may not make any additional payments into such account.

A participant may withdraw from the Stock Purchase Plan during an Offering Period by completing and filing a new deduction authorization form with the Company prior to the last business day of an Offering Period.  If a participant elects to discontinue his or her payroll deductions and elects to withdraw his or her contributions, his or her accumulated deductions will be refunded without interest.  Partial withdrawals are not permitted.  The participant may not begin participation again during the Offering Period. The Committee may establish rules limiting the frequency with which participants may withdraw and re-enroll in the Stock Purchase Plan and may impose a waiting period on participants wishing to re-enroll following withdrawal.

The Stock Purchase Plan provides that a participant may change his or her rate of contribution through payroll deductions by filing a new deduction authorization and Stock Purchase Plan enrollment form with the Company at least ten (10) days prior to the commencement date of the Offering Period.  Payroll deductions may be made in 1% increments between 1% and 15%.  The new rate of contribution will be effective as of the first pay period in the immediately succeeding Offering Period.  If a participant has not followed proper procedures to change the rate of contribution, the rate of contribution continues at the previously elected rate throughout future Offering Periods.

Each employee who continues to be a participant in the Stock Purchase Plan on the last day of an Offering Period is deemed to have exercised his or her option to acquire shares of Common Stock at the Purchase Price on such date and to have purchased from the Company the number of full shares of Common Stock reserved for the Stock Purchase Plan that his or her accumulated payroll deductions on such date will pay for, but not in excess of the maximum number permitted under the Plan.

Notwithstanding the foregoing, no employee may purchase shares of Common Stock under the Stock Purchase Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the first day of the Offering Period) for each calendar year in which the right to purchase shares is outstanding at any time.

Neither the obtaining of a right to purchase shares of Common Stock under the Stock Purchase Plan nor the deductions from an employee’s compensation will cause the employee to become a stockholder of such shares of Common Stock until the shares subject to the employee’s right to purchase have been purchased by and issued to the employee in accordance with the Stock Purchase Plan.

For additional information about the Stock Purchase Plan, please refer to “PROPOSAL NUMBER 2-APPROVAL OF NEOPHARM, INC. EMPLOYEE STOCK PURCHASE PLAN” on pages 26 through 30 of the Company’s Proxy Statement for the 2006 Annual Meeting, as filed with the Securities and Exchange Commission (the “SEC”) on May 1, 2006 (the “2006 Annual Meeting Proxy Statement”).

(2) NeoPharm, Inc. 2006 Equity Incentive Plan

At the Company’s 2006 Annual Meeting, the NeoPharm, Inc. 2006 Equity Incentive Plan (the “2006 Plan”) was approved by the Company’s shareholders. The 2006 Plan authorizes the grant of awards of (i) incentive stock options (“ISOs”) intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”); (ii) non-qualified stock options (“NSOs”); (iii) stock appreciation rights (“SARs”); (iv) Restricted Stock; (v) performance shares; (vi) performance units; and (vii) bonuses paid in shares of the Company’s Common Stock (collectively, the “2006 Plan Awards” or “Awards”).  Details of each form of Award can be found in the 2006 Plan attached hereto as Exhibit 10.2 and a summary of the provisions of each form of Award is set forth on pages 33 to 35 of the 2006 Annual Meeting Proxy Statement.

The 2006 Plan is intended to comply with Section 162(m) of the Internal Revenue Code with respect to 2006 Plan Awards granted to employees who are or who may become a “covered employee” as defined in Section 162(m). The following description of the 2006 Plan is qualified in its entirety by reference to the actual terms of the 2006 Plan, which is filed with this Current Report on Form 8-K as Exhibit 10.2. Terms not otherwise defined herein have the meaning provided in the 2006 Plan.  For additional information about the 2006 Plan, please refer to “PROPOSAL NUMBER 3 - APPROVAL OF NEOPHARM, INC. 2006 EQUITY INCENTIVE PLAN” on pages 31 through 44 of the 2006 Annual Meeting Proxy Statement.

All employees, directors and consultants are eligible to participate in the 2006 Plan. For purposes of the 2006 Plan, an “employee” means any person, including officers and directors employed by the Company, who perform services for and is designated as an employee of the Company, or any subsidiary; a “director” means any individual who is a member of the Company’s Board; and a “consultant” means any person who is engaged by the Company or a subsidiary, to render consulting or advisory services.

Subject to certain adjustments as described in the 2006 Plan and as summarized under the caption “Adjustments” on pages 38 to 39 of the 2006 Annual Meeting Proxy Statement, the maximum number of shares of Common Stock of the Company available for grant to participants (the “Share Authorization”), has been set at 1,000,000. In addition to the overall Share Authorization, under the 2006 Plan, no more than 500,000 shares of Common Stock may be issued as Restricted Stock or as bonus stock awards.

The 2006 Plan is administered by the Compensation Committee of the Board (the “Committee”). The Committee has, among other rights, the full and exclusive discretionary power: to grant Awards and determine the terms and conditions of such Awards; to determine when and to whom Awards will be made; to determine the amount of consideration to be paid for Restricted Stock and the forfeiture and other restrictions to be proposed on such Restricted Stock; to interpret the 2006 Plan and make all determinations necessary or advisable for the administration of the 2006 Plan; to prescribe, amend, and rescind rules relating to the 2006 Plan; to determine the restrictions or conditions of Awards (including the performance criteria and Measuring Period for performance-based Awards) and of Common Stock acquired under an Award; to cancel, with the consent of the Grantee, outstanding Awards and grant new Awards in substitution therefor (but only as permitted by the specific provision of the 2006 Plan); to accelerate the exercisability of, and to accelerate or waive any or all restrictions and conditions applicable to, Awards; to extend, as permitted by the 2006 Plan, the time during which Awards may be exercised; to amend Awards with the consent of the Grantee or to amend Awards without the consent of a Grantee if the rights of the Grantee are not adversely affected or as necessary to desirable to carry out the purpose of the Award in light of changes to applicable laws or regulations; to certify that, with respect to any performance based Award, the underlying performance goals and conditions have been satisfied; to permit an eligible participant to receive Options in lieu of compensation; to approve the manner of payment for Awards and the terms of any loans or guarantees made pursuant to the 2006 Plan; to prohibit a Grantee from making an election under Section 83(b) of the Internal Revenue Code; to require written investment representations from Grantees; to make equitable adjustment to Awards as permitted by the 2006 Plan; and, to take any other action with respect to any matters relating to the 2006 Plan for which it is responsible.  Notwithstanding the foregoing the Committee may not “reprice” Award without stockholder approval.

In the event of a “Change of Control”, as defined in Section 1(f) of the 2006 Plan, or as otherwise provided in an Award Agreement, all unvested Awards become immediately vested and exercisable; provided, however, that the benefit payable with respect to any performance unit or performance share with respect to which the Measuring Period has not ended as of the date of such Change of Control is equal to the product of the Unit Value (as defined in the 2006 Plan) multiplied successively by each of the following:

                (i)       a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Measuring Period until the date of such Change of Control and the denominator of which is the number of months (including as a whole month any partial month) in the Measuring Period; and

                (ii)      a percentage equal to the greater of the target percentage, if any, specified in the applicable Award Agreement or the maximum percentage, if any, that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Change of Control would continue until the end of the Measuring Period.

As of the date of this filing, the Company has not identified any specific individuals to whom 2006 Plan Awards may be granted, other than non-employee directors, each of whom, other than the Chairman of the Board, received 8,090 shares of Restricted Stock (the Chairman of the Board received 11,326 shares of Restricted Stock) following the 2006 Annual Meeting. These Awards of Restricted Stock to the non-employee directors will vest after one year.  The Company estimates that approximately 72 employees of the Company will be eligible to receive 2006 Plan Awards.  In addition, the current seven non-employee directors of the Company are eligible to receive 2006 Plan Awards.  The Company is unable to reasonably estimate the number of other consultants who will be eligible to receive 2006 Plan Awards.

Employees, directors and consultants may be granted or awarded NSOs, SARs, Restricted Stock, performance units, performance shares, or Common Stock bonuses.  Only employees may be granted ISOs.

The “Grant Date” of an Award is the date on which the Committee grants the Award or such later date as specified in advance by the Committee.  The term of each Award (subject to restrictions applicable to ISOs) may not be for more than 10 years from the Grant Date, and is subject to earlier termination as permitted by the terms of the 2006 Plan.  If otherwise eligible, a Grantee may be granted additional Awards in any combination.  Finally, to the extent not set forth in the 2006 Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

A specimen form of the Award Agreement used to evidence grants under the 2006 Plan of time-based NSOs (i.e., NSOs which become exercisable on dates to be specified in the award agreement) is filed with this Current Report on Form 8-K as Exhibit 10.3 and incorporated by reference.

(3) Compensation for Non-Employee Directors

On June 19, 2006, acting upon a recommendation of the Corporate Governance Committee of the Board of Directors, the Board of Directors of NeoPharm, Inc. (the “Company”) approved the following Compensation Plan for non-employee directors for the 2006-2007 Board term:

• Board membership:

A restricted stock grant having a value of $50,000 will be awarded upon each Director’s election to the Board of Directors at the annual meeting. Shares will not vest until one year after the date of grant. Directors elected during the year to fill vacancies would receive pro-rata grants.

• Board Chairman:

In addition to the stock grant for Board membership, the individual serving as Chairman of the Board will receive an additional restricted stock grant with a value at the time of grant of $20,000. Again the shares will be subject to one year vesting. In addition, the Chairman of the Board will receive a cash payment of $48,000 per year (payable in four installments of $12,000 per quarter).

• Corporate Governance Committee Members:	Directors serving as members of the Corporate Governance Committee will receive cash compensation of $20,000 per year (payable in four installments of $5,000 per quarter).
• Corporate Governance Committee Chairman	The individual serving as Chairman of the Corporate Governance Committee will receive cash compensation of $45,000 per year (payable in four installments of $11,250 per quarter).
• Audit Committee Members:	Directors serving as members of the Audit Committee will receive cash compensation of $20,000 per year (payable in four installments of $5,000 per quarter).
• Audit Committee Chairman:	The individual serving as Chairman of the Audit Committee will receive cash compensation of $40,000 per year (payable in four installments of $10,000 per quarter).
• Compensation Committee Members:	Directors serving as members of the Compensation Committee will receive cash compensation of $8,000 (payable in four installments of $2,000 per quarter).
• Compensation Committee Chairman:	The individual serving as Chairman of the Compensation Committee will receive annual cash compensation of $20,000 (payable in four installments of $5,000 per quarter).

At the annual meeting of the stockholders of the Company held on June 19, 2006, each of the following individuals was re-elected to the Board of Directors of the Company to serve until the 2007 annual meeting of stockholders or until their successors are elected and qualified:  Frank C. Becker, Ronald G. Eidell, Bernard A. Fox, Paul E. Freiman, Erick E. Hanson, Guillermo A. Herrera, John N. Kapoor, and Kaveh T.  Safavi.  All of the directors, with the exception of Mr. Herrera, are non-employee directors of the Company.

Following the June 19, 2006 annual stockholders meeting, the following Committee assignments and Chairman appointments were approved by the Board of Directors:

• Corporate Governance Committee:	Frank C. Becker, Bernard A. Fox, Paul E. Freiman, Erick E. Hanson and Kaveh T. Safavi. The Board appointed Mr. Hanson as Chairman of the Corporate Governance Committee.
• Compensation Committee:	Frank C. Becker, Bernard A. Fox, Paul E. Freiman, and Erick E. Hanson. The Board appointed Mr. Freiman as Chairman of the Compensation Committee.
• Audit Committee:	Frank C. Becker, Ronald G. Eidell, Paul E. Freiman, Erick E. Hanson and Kaveh T. Safavi. The Board appointed Dr. Safavi as Chairman of the Audit Committee.

The Board elected John N. Kapoor as Chairman of the Board.

Relationships.  With the exception of Mr. Guillermo A. Herrera, the President and CEO of the Company, none of the Directors has any current relationship with the Company other than as a Director of the Company and as a member of the various Committees of the Board as described above.

(4) Additional Compensation to Outgoing Chairman

At the regular meeting of the Board of Directors held on June 19, 2006, immediately following the annual meeting of stockholders, the Board voted to make a payment of $10,000 to Mr. Frank C. Becker (in addition to the compensation previously paid to Mr. Becker for serving as Chairman) in recognition of Mr. Becker’s contributions to the Company as Chairman of the Board during the 2005-2006 Board Term.

(5) Severance Payments to Former Executive Officer

The Company had earlier reported on a Current Report on Form 8-K filed May 8, 2006, that on May 2, 2006, the Company had accepted the resignation of Dr. Imran Ahmad as Executive Vice President and Chief Scientific Officer of the Company.  The Company now reports that it will be paying Dr. Ahmad 12 months severance based on his final base salary of $227,000, plus a payment of $20,000, representing the pro rata portion of a bonus payment for 2006.

Item 7.01. Regulation FD Disclosure

On June 19, 2006, the Company held its Annual Meeting of Stockholders at which a slide presentation was presented to those attending.  The Company’s slide presentation is attached as Exhibit 99.1.

On June 20, 2006, the Company issued a press release announcing that: (i) Mr. Guillermo A. Herrera, Mr. Frank C. Becker, Mr. Ronald G. Eidell, Dr. Bernard A. Fox, Mr. Paul E. Freiman, Mr. Erick E. Hanson, Dr. John N. Kapoor and Dr. Kaveh T. Safavi had all been re-elected to the Board of Directors by the Company’s shareholders, (ii) the shareholders had approved the Company’s 2006 Employee Stock Purchase Plan and 2006 Equity Incentive Plan, (iii) the shareholders had ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm, and (iv) the Board of Directors had elected John N. Kapoor as Chairman of the Board of Directors.  A copy of the press release is attached hereto as Exhibit 99.2.

In accordance with general instruction B.2 to Form 8-K, the information included in this Item 7.01, and the exhibits referenced in this Item 7.01 and attached hereto, shall be deemed to be “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.  By furnishing this information on Form 8-K, the Company makes no admissions as to the materiality of any of the information in this Report that is furnished under this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits:

Exhibit No.	Description
10.1	The NeoPharm, Inc. 2006 Employee Stock Purchase Plan

10.2	The NeoPharm, Inc. 2006 Equity Incentive Plan

10.3	Specimen form of Award Agreement used to evidence Stock Options under the NeoPharm, Inc. 2006 Equity Incentive Plan

10.4	Non-Employee Director Compensation

99.1	Slide presentation from Annual Meeting of Stockholders

99.2	Press Release dated June 20, 2006 regarding results of the voting at the Annual Meeting of Stockholders of NeoPharm, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOPHARM, INC.
Dated: June 21, 2006	By:	/s/ LAWRENCE A. KENYON
Printed Name: LAWRENCE A. KENYON
Title: CHIEF FINANCIAL OFFICER (PRINCIPAL ACCOUNTING OFFICER AND PRINCIPAL FINANCIAL OFFICER)

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated June 21, 2006

NeoPharm, Inc.

Exhibit No.	Description
10.1	The NeoPharm, Inc. 2006 Employee Stock Purchase Plan

10.2	The NeoPharm, Inc. 2006 Equity Incentive Plan

10.3	Specimen form of Award Agreement used to evidence 2006 Employee Stock Options under The NeoPharm, Inc. 2006 Equity Incentive Plan

10.4	Non-Employee Director Compensation

99.1	Slide presentation from Annual Meeting of Stockholders

99.2	Press Release dated June 20, 2006 regarding results of the voting at the Annual Meeting of Stockholders of NeoPharm, Inc.